UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1 –      Reports to Stockholders

# Aberdeen Israel Fund, Inc.

Semi-Annual Report
June 30, 2013

Aberdeen

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Israel Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Israeli companies.

Total Return Performance

For the six-month period ended June 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 8.1%, assuming reinvestment of dividends and distributions, versus a return of 4.7% for the Fund’s benchmark, the Tel Aviv-100 Index (“TA-100 Index”).

Share Price and NAV

For the six-month period ended June 30, 2013, based on market price, the Fund’s total return was 11.8%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 11.8% over the six months, from $13.10 on December 31, 2012 to $14.65 on June 30, 2013. The Fund’s share price on June 30, 2013 represented a discount of 12.5% to the NAV per share of $16.75 on that date, compared with a discount of 15.4% to the NAV per share of $15.49 on December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended June 30, 2013, the Fund repurchased and retired 42,065 shares and during the fiscal year ended December 31, 2012, the Fund repurchased and retired 5,501 shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenisl.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•                  Calling toll free at 1-866-839-5205 in the United States;

•                  Emailing InvestorRelations@aberdeen-asset.com;

•                  Visiting www.aberdeenisl.com.

Yours sincerely,

Christian Pittard

President

Aberdeen Israel Fund, Inc.	1

Report of the Investment Adviser (unaudited)

Market Review

Israeli equities rose over the six-month period ended June 30, 2013. In our view, investor sentiment was lifted initially by the start of operations at the country’s first offshore gas deposit, which improved the outlook for corporate earnings given the prospect of greater energy independence and a more affordable source of energy. Also aiding confidence was the narrow re-election of Prime Minister Benjamin Netanyahu and his ability to form a working coalition thereafter. In the latter half of the reporting period, however, the possibility of reduced bond purchases by the U.S. Federal Reserve and escalating concerns over a protracted credit crunch in China sparked a global equity market rout, which pared early gains. A temporary reprieve came from the Bank of Israel’s dual benchmark interest rate cuts in May in an effort to help stem the shekel’s sharp appreciation, as well as relatively good economic growth expectations. Over the next few years, the International Monetary Fund (IMF) expects Israel’s gross domestic product (GDP) to rise by more than 3.5% annually.(1)

Fund Performance Review

The Fund’s performance relative to its benchmark, the TA-100 Index, benefited from both positive stock selection and asset allocation during the reporting period.

At the stock level, the Fund’s holdings in Rami Levi Chain Stores, Osem Investments and Shufersal were the top contributors to the relative return. Discount supermarket chain Rami Levi, which reported good revenue growth in the first quarter, saw its share price rise after private investment funds controlled by American computer billionaire Michael Dell and Fidelity Investments bought stakes in the company. Rami Levi’s competitor, Shufersal, reported a surge in quarterly net profits on the back of recent sales at its discount stores, as well as cost reductions. Food manufacturer Osem, a subsidiary of Nestle, also performed well as margins improved on effective cost management.

Conversely, the Fund’s positions in Mizrahi Tefahot Bank, Israel Chemicals and Perrigo detracted from performance for the semiannual period. Mizrahi Tefahot saw some weakness following recommendations from Israel’s financial regulator to promote competition across the financial sector. Potash producer Israel Chemicals fell in tandem with the materials sector amid the threat of higher royalties and weak pricing. Pharmaceutical and nutritional products maker Perrigo was bolstered by its ongoing acquisition drive, which we believe may boost earnings and expand its global footprint over time. However, despite the Fund’s substantial holding in Perrigo, in absolute terms, it remained an underweight holding relative to the benchmark.

As discussed in previous reports, most of the Fund’s venture capital holdings are technology oriented venture capital funds. Over the most recent six-month period, global equity markets performed well with indices growing more than 7%. Technology markets were more volatile however with the Dow Jones US Technology Index declining sharply in April, gaining strongly in May before finishing just 0.7% above its value at the beginning of January 2013. Two venture capital holdings increased in value over the six-month period with Giza GE Ventures III seeing the greatest increase in value by 3.6%. Five venture capital holdings decreased in value including ABS GE Capital Giza Fund and Concord Ventures II, by 28.8% and 18.6% respectively. The remaining four holdings saw no changes in their valuations over the period. The valuation of venture capital holdings within the portfolio decreased 1.7% over the six-month period.

Venture capital holdings distributed $151,023 during the most recent six-month period, a decrease over the previous six-month distribution proceeds of $503,005. The largest distributions in the period came from SVE Star Ventures IX ($68,415), Concord Ventures II Fund ($28,199) and BPA Israel Ventures LLC ($27,464). No capital calls were issued during the six-month period ended June 30, 2013. It is unlikely that the General Partner will implement capital calls for new investments.

Outlook

In our opinion, the Israeli stock market most likely will not be immune from a further pullback, although potential catalysts that could support it lie ahead. We believe that the U.S. Federal Reserve could reaffirm its quantitative easing commitment given the tentative economic recovery. Even if it should wind down its bond purchases, we feel that the news should largely be priced into the market. Furthermore, the amount of liquidity still being supplied by other major central banks, particularly those in Europe and Japan, remain significant and should prove mitigating, in our view.

On the domestic front, we think that Israel faces a few challenges. The strong shekel potentially could further hurt competitiveness as exports comprise 40% of GDP.(2) Unstable politics, exacerbated by the stalled peace process with the Palestinians, is another concern. Home prices are still rising, outpacing salaries. Nevertheless, unemployment remains relatively low at 6.3%.(3) We believe that natural gas discoveries could allow the country to become energy independent and even a net exporter in the near future. Moreover, corporate fundamentals remain sound, in our opinion. We intend to seek opportunities in stocks that we favor if valuations continue to fall.

Aberdeen Asset Managers Limited

(1)	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.
(2),(3)	Source: Israel Central Bureau of Statistics, June 2013 Market Review.

2	Aberdeen Israel Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of June 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of June 30, 2013, the Fund held 98.3% of its net assets in equities, and 1.7% in cash and other assets in excess of liabilities.

The following chart summarizes the composition of the Fund’s portfolio.

Aberdeen Israel Fund, Inc.	3

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings, by Issuer, as of June 30, 2013

	Holding	Sector	Percent of Net Assets

1.	Check Point Software Technologies Limited	Software	10.0%
2.	Teva Pharmaceutical Industries Limited, ADR	Pharmaceuticals	8.9%
3.	Perrigo Co.	Pharmaceuticals	8.9%
4.	Israel Chemicals Limited	Chemicals	7.3%
5.	Mizrahi Tefahot Bank Limited	Commercial Banks	6.5%
6.	Osem Investments Limited	Food Products	6.2%
7.	Frutarom Industries Limited	Chemicals	5.5%
8.	Azrieli Group	Real Estate Management & Development	4.6%
9.	Rami Levi Chain Stores Hashikma Marketing 2006 Limited	Food & Staples Retailing	4.3%
10.	Bezeq Israeli Telecommunication Corp. Limited	Diversified Telecommunication Services	3.9%

Average Annual Returns (unaudited)

The following table summarizes Fund performance compared to the TA-100 Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2013.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	22.18%	8.07%	3.38%	9.06%
Market Value	20.81%	7.17%	2.94%	9.73%
TA-100 Index	18.57%	4.88%	(0.03)%	10.87%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive a portion of its fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract’s term aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s annual total return is based on the reported NAV on June 30, 2013. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.81%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.59%.

4	Aberdeen Israel Fund, Inc.

Portfolio of Investments (unaudited)

June 30, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—98.3%
ISRAEL—98.2%
AEROSPACE & DEFENSE—3.3%
54,735	Elbit Systems Limited(a)	$ 2,299,131
CHEMICALS—14.5%
258,000	Frutarom Industries Limited(a)	3,904,489
526,500	Israel Chemicals Limited(a)	5,170,459
1,955	The Israel Corp. Limited(a)(b)	1,165,585
		10,240,533
COMMERCIAL BANKS—17.4%
584,000	Bank Hapoalim Limited(a)(b)	2,635,585
796,000	Bank Leumi Le-Israel(a)(b)	2,629,543
176,000	First International Bank of Israel Limited(a)	2,488,374
457,900	Mizrahi Tefahot Bank Limited(a)(b)	4,584,430
		12,337,932
COMMUNICATIONS EQUIPMENT—3.6%
153,000	Ituran Location & Control Limited	2,542,604
DIVERSIFIED TELECOMMUNICATION SERVICES—3.9%
2,101,000	Bezeq Israeli Telecommunication Corp. Limited(a)	2,793,341
FOOD & STAPLES RETAILING—7.8%
66,000	Rami Levi Chain Stores Hashikma Marketing 2006 Limited(a)	3,061,868
703,143	Shufersal Limited(a)	2,473,422
		5,535,290
FOOD PRODUCTS—6.2%
211,220	Osem Investments Limited(a)	4,407,819
PAPER & FOREST PRODUCTS—1.3%
15,637	Hadera Paper Limited(a)(b)	888,026
PHARMACEUTICALS—17.8%
53,000	Perrigo Co.(a)	6,283,579
160,820	Teva Pharmaceutical Industries Limited, ADR	6,304,144
		12,587,723
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.6%
109,000	Azrieli Group(a)	3,221,922
SOFTWARE—13.5%
142,353	Check Point Software Technologies Limited(b)	7,072,097
67,000	NICE Systems Limited, ADR	2,471,630
		9,543,727
SPECIALTY RETAIL—2.3%
519,253	Golf & Co., Limited(a)	1,617,648

Aberdeen Israel Fund, Inc.	5

Portfolio of Investments (unaudited) (concluded)

June 30, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
ISRAEL (continued)
VENTURE CAPITAL—2.0%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(e)	$ 51,000
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	355,599
1,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(d)(e)	51,351
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(e)	153,930
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(e)	193,013
742,434	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)(f)	157,841
1,000,000	(c)	Pitango Fund II, LLC(a)(b)(d)(e)	71,780
2,001,470	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)(e)	251,865
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(e)	152,089
			1,438,468
		Total Israel (cost $55,356,373)	69,454,164
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $785,197)(a)(b)(d)(e)(f)	94,436
		Total Long-Term Equity Securities (cost $56,141,570)	69,548,600
Principal Amount (000’s)
SHORT-TERM INVESTMENT—1.5%
GRAND CAYMAN—1.5%
$1,076		Wells Fargo, overnight deposit, 3.00%, 07/01/13 (cost $1,076,000)	1,076,000
		Total Investments—99.8% (cost $57,217,570)	70,624,600
		Cash and Other Assets in Excess of Liabilities—0.2%	132,369
		Net Assets—100.0%	$70,756,969

(a)

Security was fair valued as of June 30, 2013. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable.
(e)	Illiquid Security.
(f)	As of June 30, 2013, the aggregate amount of open commitments for the Fund is $906,870.

ADR American Depositary Receipts.

See Notes to Financial Statements.

6	Aberdeen Israel Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2013

Assets
Investments, at value (Cost $57,217,570)	$70,624,600
Cash	14,926
Israeli tax refunds receivable (Note 2)	327,287
Dividends receivable	141,510
Total assets	71,108,323
Liabilities
Investment advisory fees payable (Note 3)	161,187
Directors’ fees payable	49,898
Shares redeemed payable	14,820
Investor relations fees payable (Note 3)	14,142
Administration fees payable (Note 3)	4,876
Accrued expenses and other liabilities	106,431
Total liabilities	351,354

Net Assets	$70,756,969
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$4,225
Paid-in capital	53,048,080
Undistributed net investment income	506,295
Accumulated net realized gain on investments and foreign currency related transactions	3,792,478
Net unrealized appreciation on investments and foreign currency translation	13,405,891
Net Assets applicable to shares outstanding	$70,756,969
Net asset value per share, based on 4,225,125 shares issued and outstanding	$16.75

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	7

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2013

Investment Income
Income:
Dividends and other income	$1,282,437
Adjustment for prior year reclaim	138,017
Less: Net foreign taxes withheld	(132,920)
Total investment income	1,287,534
Expenses:
Investment advisory fees (Note 3)	387,214
Directors’ fees and expenses	59,466
Independent auditor’s fees and expenses	33,621
Reports to shareholders and proxy solicitation	31,452
Custodian’s fees and expenses	28,345
Investor relations fees and expenses (Note 3)	27,868
Legal fees and expenses	18,061
Administration fees (Note 3)	14,875
Transfer agent’s fees and expenses	14,351
Insurance expense	7,088
Miscellaneous	6,589
Total expenses	628,930
Less: Fee waivers (Note 3)	(75,778)
Net expenses	553,152

Net investment income	734,382
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	242,539
Foreign currency transactions	1,648
Net change in unrealized appreciation of investments and foreign currency translation	4,292,517
Net realized and unrealized gain on investments and foreign currency transactions	4,536,704
Net Increase in Net Assets Resulting from Operations	$5,271,086

*  Includes realized gain portion of distributions from underlying venture capital investments of $58,046.

See Notes to Financial Statements.

8	Aberdeen Israel Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$734,382	$745,960
Net realized gain on investments and foreign currency related transactions	244,187	1,451,967
Net change in unrealized appreciation on investments and foreign currency translations	4,292,517	3,339,733
Net increase in net assets resulting from operations	5,271,086	5,537,660
Dividends and distributions to shareholders from:
Net investment income	–	(744,671)
Net realized gain on investments	–	(1,020,951)
Total dividends and distributions to shareholders	–	(1,765,622)
Capital Share Transactions:
Repurchase of shares	(598,962)	(73,882)
Total increase in net assets resulting from operations	4,672,124	3,698,156
Net Assets
Beginning of period	66,084,845	62,386,689
End of period*	$70,756,969	$66,084,845

*  Includes undistributed net investment income of $506,295 and $(228,087), respectively.

See Notes to Financial Statements.

Aberdeen Israel Fund, Inc.	9

Financial Highlights

	For the Six-Month Period Ended June 30, 2013		For the Fiscal Years Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of period	$15.49		$14.60	$19.62	$16.44	$8.99	$20.85
Net investment income	0.17		0.18	0.32	0.33	0.03	0.20
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.09		1.12	(4.27)	3.15	7.42	(9.83)
Net increase/(decrease) in net assets resulting from operations	1.26		1.30	(3.95)	3.48	7.45	(9.63)
Dividends and distributions to shareholders:
Net investment income	–		(0.17)	(0.31)	(0.30)	–	(0.30)
Net realized gain	–		(0.24)	(0.76)	–	–	(1.93)
Total dividends and distributions to shareholders	–		(0.41)	(1.07)	(0.30)	–	(2.23)
Net asset value, end of period	$16.75		$15.49	$14.60	$19.62	$16.44	$8.99
Market value, end of period	$14.65		$13.10	$12.75	$17.40	$15.14	$8.02
Total Investment Return Based on:(b)
Market value	11.83%		5.82%	(20.88% )	16.88%	88.78%	(57.01% )
Net asset value	8.13%		9.28%	(19.65% )	21.37%	82.87%	(45.71% )
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$70,757		$66,085	$62,387	$83,826	$70,246	$38,382
Average net assets (000 omitted)	$70,100		$63,372	$77,324	$73,076	$53,545	$76,165
Ratio of expenses to average net assets, net of fee waivers	1.59%	(c)	1.62%	1.60%	1.67%	1.85%	1.73%
Ratio of expenses to average net assets, excluding fee waivers	1.81%	(c)	1.86%	1.83%	1.91%	2.12%	2.02%
Ratio of net investment income to average net assets	2.11%	(c)	1.18%	1.75%	1.94%	0.24%	1.14%
Portfolio turnover rate	1.44%	(d)	11.44%	21.89%	11.59%	49.51%	19.43%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Annualized.
(d)	Not annualized.

See Notes to Financial Statements.

10	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2013

1. Organization

Aberdeen Israel Fund, Inc. (the “Fund”) was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ISL”.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of Israeli companies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time markets close and the time the Fund values such foreign securities. When the prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These valuation factors are based on inputs, such as depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a valuation factor is determined as a Level 2 investment. When no valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller, neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which

Aberdeen Israel Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 06/30/2013
Long-Term Investments
Communications Equipment	$2,542,604	$–	$–	$2,542,604
Other	–	43,341,642	–	43,341,642
Pharmaceuticals	6,304,144	6,283,579	–	12,587,723
Software	9,543,727	–	–	9,543,727
Venture Capital	–	–	1,532,904	1,532,904
Short-Term Investments	–	1,076,000	–	1,076,000
Total	$18,390,475	$50,701,221	$1,532,904	$70,624,600

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor, the utilization of these procedures results in transfers between Level 1 and Level 2. For the six-month period ended June 30, 2013, the security issued by Ituran Location & Control Ltd., in the amount of $2,542,604, transferred from Level 2 to Level 1 because there was not a fair value factor applied at June 30, 2013. For the six-month period ended June 30, 2013, the security issued by Hadera Paper, Ltd., in the amount of $888,026, transferred from Level 1 to Level 2 because there was a fair value factor applied at June 30, 2013. For the six-month period ended June 30, 2013, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 6/30/13	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$1,532,904	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0 – ($68,415)

12	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/2013
Venture Capital	$1,712,255	$	$(1,151,047)	$1,180,557	$–	$(208,861)	$–	$–	$1,532,904
Total	$1,712,255	$	$(1,151,047)	$1,180,557	$–	$(208,861)	$–	$–	$1,532,904

Change in unrealized appreciation/depreciation relating to Level 3 investments still held at June 30, 2013 is $1,180,557.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(ii)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign currency transactions represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli

Aberdeen Israel Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (“TASE”). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax, provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that supports the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six-month period ended June 30, 2013, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 20% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld. As of June 30, 2013, the Fund has filed the necessary returns with the Israel tax authority to reclaim a portion of the withholding taxes as previous paid in the amount $327,287, as noted in the Statement of Assets and Liabilities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the prior four years up to the year ended December 31, 2012 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.25% on amounts from $50-$100 million, 1.20% on amounts from $100-$150 million, 1.15% on amounts from

$150-$200 million and 1.05% on amounts above $200 million. Effective March 6, 2013, AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the six-month period ended June 30, 2013, AAML earned $387,214 for advisory services, of which AAML waived $75,778.

(b) Fund Administration:

BBH & Co. is the Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the six-month period ended June 30, 2013, BBH & Co. earned $14,875 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, provides investor relations services to the Fund and certain other funds advised by AAML or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six-month period ended June 30, 2013, the Fund paid fees of approximately $27,752 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director,

14	Aberdeen Israel Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2013

100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2013, there was no retainer paid to the Directors and therefore were no shares purchased pursuant to the Directors compensation plan. As of June 30, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six-month period ended June 30, 2013, Fund purchases and sales of securities, other than short-term investments, were $1,766,492 and $991,130, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. During the six-month period ended June 30, 2013, the Fund repurchased 42,065 shares pursuant to its Share Repurchase Program. Please see Note 7 for more information. As of June 30, 2013, the Fund had 4,225,125 shares issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/13	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 – 02/13/02	$985,303	$51,000	0.07	$1,660,765	$–
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	1,046,492	355,599	0.50	211,331	625,412
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	562,090	51,351	0.07	693,146	–
Delta Fund I, L.P.	11/15/00 – 03/28/07	113,567	153,930	0.22	209,763	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	785,197	94,436	0.13	2,565,727	262,708
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	812,887	193,013	0.27	350,373	–
Neurone Ventures II, L.P.	11/24/00 – 02/14/12	199,278	157,841	0.22	401,834	18,750
Pitango Fund II, LLC	10/31/96 – 08/01/01	371,350	71,780	0.11	1,215,237	–
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/08/08	1,194,407	251,865	0.36	943,946	–
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	784,490	152,089	0.22	1,218,384	–
Total		$6,855,061	$1,532,904	2.17	$9,470,506	$906,870

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2013, the Fund repurchased 42,065 shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social

Aberdeen Israel Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

June 30, 2013

instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Israeli Markets:

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries. These events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

At June 30, 2013, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $ 57,217,570, $ 22,370,889, $ (8,963,859) and $ 13,407,030, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2013.

16	Aberdeen Israel Fund, Inc.

Proxy Voting Information (unaudited)

June 30, 2013

The Annual Meeting of Shareholders of the Fund was held on March 14, 2013 at 712 Fifth Avenue, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To elect one Class I director to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Lawrence J. Fox	3,155,864	223,011

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano and Steven N. Rappaport.

Aberdeen Israel Fund, Inc.	17

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator & Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2013, were not audited and accordingly no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Israel Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ISL”. Information about the Fund’s net asset value and market price is available at www.aberdeenisl.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Israel Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

An Invitation to Aberdeen’s Investor Relations

Your Fund on the Web

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeenisl.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

•    Calling us toll free at 1-866-839-5205 in the U.S.

•    E-mailing us at InvestorRelations@aberdeen-asset.com

•    Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Telephone: 800 522 5465 aberdeen-asset.us/cef

Item 2 –      Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 –      Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 –      Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 –      Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 –      Investments.

(a)           Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)          Not applicable.

Item 7 –      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 -         Portfolio Managers of Closed-End Management Investment Companies.

(a)         This item is inapplicable to semi-annual report on Form N-CSR.

(b)        During the period ended June 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on March 8, 2013.

Item 9 –      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1 through January 31, 2013	5,000	$13.581	10,501	417,268
February 1 through February 28, 2013	12,329	$14.038	22,830	404,939
March 1 through March 31, 2013	8,600	$14.256	31,430	396,339
April 1 through April 30, 2013	5,646	$14.303	37,076	390,693
May 1 through May 31, 2013	8,490	$14.5756	45,566	382,203
June 1 through June 30, 2013	2,000	$14.798	47,566	380,203
Total	42,065	$14.203	53,067	-

1  The plan was authorized on December 6, 2011.    The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)                               It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)                              There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter  of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Israel Fund, Inc.

Date:	September 6, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Israel Fund, Inc.

Date:	September 6, 2013

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications